EXHIBIT 99.3 – Supplemental, Unaudited Financial Information

AVAILABLE-FOR-SALE SECURITIES	December 31, 2012		September 30, 2012		December 31, 2011
(In Thousands)	Amortized	Fair	Amortized	Fair	Amortized	Fair
	Cost	Value	Cost	Value	Cost	Value

Obligations of U.S. Government agencies	$30,695	$31,217	$23,181	$23,844	$24,877	$25,587
Obligations of states and political subdivisions:
Tax-exempt	130,168	137,020	134,651	141,519	129,401	132,962
Taxable	24,426	24,817	21,766	22,244	14,004	14,334
Mortgage-backed securities	76,368	80,196	85,750	90,357	116,602	121,769
Collateralized mortgage obligations,
Issued by U.S. Government agencies	179,770	183,510	188,169	191,945	161,818	165,131
Trust preferred securities issued by individual institutions	5,167	5,171	6,173	6,221	7,334	8,146
Collateralized debt obligations:
Pooled trust preferred securities - senior tranches	1,615	1,613	2,515	2,496	4,996	4,638
Pooled trust preferred securities - mezzanine tranches	0	0	0	0	0	730
Other collateralized debt obligations	660	660	660	660	660	660
Total debt securities	448,869	464,204	462,865	479,286	459,692	473,957
Marketable equity securities	5,912	8,373	5,562	8,028	5,643	7,728
Total	$454,781	$472,577	$468,427	$487,314	$465,335	$481,685

Summary of Loans by Type
(Excludes Loans Held for Sale)
(In Thousands)	Dec. 31,	Sept. 30,	Dec. 31,
	2012	2012	2011
Residential mortgage:
Residential mortgage loans - first liens	$311,627	$317,734	$331,015
Residential mortgage loans - junior liens	26,748	27,084	28,851
Home equity lines of credit	33,017	32,550	30,037
1-4 Family residential construction	12,842	13,038	9,959
Total residential mortgage	384,234	390,406	399,862
Commercial:
Commercial loans secured by real estate	158,413	163,773	156,388
Commercial and industrial	48,442	49,405	57,191
Political subdivisions	31,789	35,549	37,620
Commercial construction and land	28,200	27,307	23,518
Loans secured by farmland	11,403	10,328	10,949
Multi-family (5 or more) residential	6,745	6,109	6,583
Agricultural loans	3,053	3,181	2,987
Other commercial loans	362	329	552
Total commercial	288,407	295,981	295,788
Consumer	11,269	11,762	12,665
Total	683,910	698,149	708,315
Less: allowance for loan losses	(6,857)	(7,792)	(7,705)
Loans, net	$677,053	$690,357	$700,610

Loans Held for Sale
(In Thousands)	Dec 31,	Sept. 30,	Dec. 31,
	2012	2012	2011
Residential mortgage loans originated
and serviced - outstanding balance	$103,176	$87,051	$57,577
Less: outstanding balance of loans sold	(100,631)	(83,205)	(56,638)
Loans held for sale, net	$2,545	$3,846	$939

ANALYSIS OF THE ALLOWANCE FOR LOAN LOSSES
(In Thousands)
	3 Months	3 Months	Year	Year
	Ended	Ended	Ended	Ended
	Dec. 31,	Sept. 30,	Dec. 31	Dec. 31
	2012	2012	2012	2011
Balance, beginning of period	$7,792	$7,657	$7,705	$9,107
Charge-offs	(817)	(113)	(1,221)	(1,446)
Recoveries	15	12	85	329
Net charge-offs	(802)	(101)	(1,136)	(1,117)
(Credit) provision for loan losses	(133)	236	288	(285)
Balance, end of period	$6,857	$7,792	$6,857	$7,705

PAST DUE AND IMPAIRED LOANS, NONPERFORMING ASSETS
AND TROUBLED DEBT RESTRUCTURINGS (TDRs)
(In Thousands)
	Dec. 31,	Sept. 30,	Dec. 31,
	2012	2012	2011
Impaired loans with a valuation allowance	$2,710	$4,119	$3,433
Impaired loans without a valuation allowance	4,719	3,718	4,431
Total impaired loans	$7,429	$7,837	$7,864

Total loans past due 30-89 days and still accruing	$7,756	$6,001	$7,898

Nonperforming assets:
Total nonaccrual loans	$7,353	$7,269	$7,197
Total loans past due 90 days or more and still accruing	2,311	2,260	1,267
Total nonperforming loans	9,664	9,529	8,464
Foreclosed assets held for sale (real estate)	879	839	1,235
Total nonperforming assets	$10,543	$10,368	$9,699

Loans subject to troubled debt restructurings (TDRs):
Performing	$906	$916	$1,064
Nonperforming	1,155	1,753	2,413
Total TDRs	$2,061	$2,669	$3,477

Total nonperforming loans as a % of loans	1.41%	1.36%	1.19%
Total nonperforming assets as a % of assets	0.82%	0.79%	0.73%
Allowance for loan losses as a % of total loans	1.00%	1.12%	1.09%
Allowance for loan losses as a % of nonperforming loans	70.95%	81.77%	91.03%

Analysis of Average Daily Balances and Rates
(Dollars in Thousands)
	3 Months		3 Months		3 Months
	Ended	Rate of	Ended	Rate of	Ended	Rate of
	12/31/2012	Return/	9/30/2012	Return/	12/31/2011	Return/
	Average	Cost of	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds %	Balance	Funds %
EARNING ASSETS
Available-for-sale securities,
at amortized cost:
Taxable	$327,726	2.32%	$339,639	2.46%	$337,405	3.27%
Tax-exempt	132,495	5.86%	135,362	5.69%	130,819	5.87%
Total available-for-sale securities	460,221	3.34%	475,001	3.38%	468,224	4.00%
Interest-bearing due from banks	23,861	0.40%	33,929	0.36%	36,404	0.31%
Loans held for sale	3,204	4.10%	4,293	3.89%	953	7.08%
Loans receivable:
Taxable	656,020	5.97%	662,374	6.00%	669,755	6.33%
Tax-exempt	39,676	5.99%	37,696	6.32%	35,744	6.29%
Total loans receivable	695,696	5.97%	700,070	6.02%	705,499	6.33%
Total Earning Assets	1,182,982	4.83%	1,213,293	4.82%	1,211,080	5.25%
Cash	17,482		17,466		17,812
Unrealized gain/loss on securities	18,983		19,310		12,710
Allowance for loan losses	(7,849)		(7,727)		(8,255)
Bank premises and equipment	18,911		19,106		19,286
Intangible Asset - Core Deposit Intangible	149		165		230
Intangible Asset - Goodwill	11,942		11,942		11,942
Other assets	44,146		46,102		50,743
Total Assets	$1,286,746		$1,319,657		$1,315,548

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$169,782	0.12%	$166,961	0.12%	$161,274	0.15%
Money market	208,463	0.15%	210,269	0.16%	208,855	0.18%
Savings	110,645	0.10%	110,133	0.10%	101,405	0.10%
Certificates of deposit	186,238	1.43%	199,250	1.47%	195,774	1.81%
Individual Retirement Accounts	137,565	0.58%	141,421	0.73%	149,219	1.12%
Other time deposits	738	0.00%	1,768	0.00%	801	0.50%
Total interest-bearing deposits	813,431	0.50%	829,802	0.56%	817,328	0.73%
Borrowed funds:
Short-term	8,877	0.18%	5,369	0.15%	12,673	0.09%
Long-term	86,362	4.00%	105,811	4.02%	127,692	4.04%
Total borrowed funds	95,239	3.64%	111,180	3.83%	140,365	3.68%
Total Interest-bearing Liabilities	908,670	0.83%	940,982	0.94%	957,693	1.16%
Demand deposits	187,748		191,301		186,562
Other liabilities	9,086		8,967		8,721
Total Liabilities	1,105,504		1,141,250		1,152,976
Stockholders' equity, excluding
other comprehensive income/loss	169,346		166,318		154,484
Other comprehensive income/loss	11,896		12,089		8,088
Total Stockholders' Equity	181,242		178,407		162,572
Total Liabilities and Stockholders' Equity	$1,286,746		$1,319,657		$1,315,548
Interest Rate Spread		4.00%		3.88%		4.09%
Net Interest Income/Earning Assets		4.19%		4.09%		4.33%

Total Deposits (Interest-bearing
and Demand)	$1,001,179		$1,021,103		$1,003,890

(1) Changes in income on tax-exempt securities and loans are presented on a fully tax-equivalent basis, using the Corporation’s marginal federal income tax rate of 35% in 2012 and 34% in 2011.
(2) Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.

Analysis of Average Daily Balances and Rates
(Dollars in Thousands)
	Year		Year
	Ended	Rate of	Ended	Rate of
	12/31/2012	Return/	12/31/2011	Return/
	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds %
EARNING ASSETS
Available-for-sale securities,
at amortized cost:
Taxable	$332,911	2.80%	$333,441	3.39%
Tax-exempt	131,438	5.88%	128,463	5.98%
Total available-for-sale securities	464,349	3.67%	461,904	4.11%
Interest-bearing due from banks	32,337	0.35%	31,359	0.23%
Loans held for sale	2,611	4.10%	900	5.89%
Loans receivable:
Taxable	662,751	6.10%	679,357	6.36%
Tax-exempt	37,490	6.24%	35,064	6.37%
Total loans receivable	700,241	6.11%	714,421	6.36%
Total Earning Assets	1,199,538	5.01%	1,208,584	5.34%
Cash	17,408		17,762
Unrealized gain/loss on securities	18,444		7,105
Allowance for loan losses	(7,688)		(8,688)
Bank premises and equipment	18,956		21,381
Intangible Asset - Core Deposit Intangible	176		272
Intangible Asset - Goodwill	11,942		11,942
Other assets	46,387		55,087
Total Assets	$1,305,163		$1,313,445

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$163,840	0.13%	$162,583	0.25%
Money market	208,814	0.17%	206,612	0.24%
Savings	108,218	0.10%	97,099	0.17%
Certificates of deposit	194,175	1.55%	205,231	1.90%
Individual Retirement Accounts	142,315	0.80%	154,688	2.04%
Other time deposits	1,191	0.08%	1,231	0.24%
Total interest-bearing deposits	818,553	0.59%	827,444	0.98%
Borrowed funds:
Short-term	6,831	0.15%	17,216	0.13%
Long-term	105,220	4.00%	134,894	4.02%
Total borrowed funds	112,051	3.77%	152,110	3.58%
Total Interest-bearing Liabilities	930,604	0.97%	979,554	1.38%
Demand deposits	189,916		173,681
Other liabilities	8,821		7,492
Total Liabilities	1,129,341		1,160,727
Stockholders' equity, excluding
other comprehensive income/loss	164,316		148,324
Other comprehensive income/loss	11,506		4,394
Total Stockholders' Equity	175,822		152,718
Total Liabilities and Stockholders' Equity	$1,305,163		$1,313,445
Interest Rate Spread		4.04%		3.96%
Net Interest Income/Earning Assets		4.26%		4.22%

Total Deposits (Interest-bearing
and Demand)	$1,008,469		$1,001,125

(1) Changes in income on tax-exempt securities and loans are presented on a fully tax-equivalent basis, using the Corporation’s marginal federal income tax rate of 35% in 2012 and 34% in 2011.
(2) Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.

COMPARISON OF NONINTEREST INCOME
(In Thousands)	Three Months Ended			Years Ended
	Dec. 31,	Sept. 30,	Dec. 31,	Dec. 31,	Dec. 31,
	2012	2012	2011	2012	2011
Service charges on deposit accounts	$1,329	$1,290	$1,187	$5,036	$4,773
Service charges and fees	235	239	206	929	849
Trust and financial management revenue	1,085	873	864	3,847	3,472
Brokerage revenue	148	197	89	801	640
Insurance commissions, fees and premiums	52	62	65	221	257
Interchange revenue from debit card transactions	478	477	495	1,938	1,922
Net gains from sales of loans	662	625	430	1,925	1,107
Increase in cash surrender value of life insurance	108	111	128	455	509
Net gain (loss) from other real estate	33	(19)	33	(66)	41
Net gain from premises and equipment	(1)	1	0	270	324
Impairment loss on limited partnership investment	0	0	0	0	(948)
Other operating income	231	247	214	961	992
Total other operating income, before realized
gains on available-for-sale securities, net	$4,360	$4,103	$3,711	$16,317	$13,938

COMPARISON OF NONINTEREST EXPENSE
(In Thousands)	Three Months Ended			Years Ended
	Dec. 31,	Sept. 30,	Dec. 31,	Dec. 31,	Dec. 31,
	2012	2012	2011	2012	2011
Salaries and wages	$3,615	$3,594	$3,545	$14,370	$13,866
Pensions and other employee benefits	1,059	982	1,063	4,497	4,407
Occupancy expense, net	602	610	600	2,476	2,638
Furniture and equipment expense	469	475	497	1,887	1,932
FDIC Assessments	165	165	144	633	832
Pennsylvania shares tax	301	339	322	1,312	1,306
Other operating expense	1,776	2,042	1,777	7,673	7,076
Total noninterest expense, before loss on
prepayment of borrowings	7,987	8,207	7,948	32,848	32,057
Loss on prepayment of borrowings	0	2,190	0	2,333	0
Total Noninterest Expense	$7,987	$10,397	$7,948	$35,181	$32,057